Income Tax Disclosure: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Details
Net Income (loss)	$ (86,161)	$ (328,497)
Statutory tax rate	27.00%	27.00%
Expected tax recovery	$ (23,000)	$ (88,690)
Permanent differences and other	(50,391)	27,420
Effect of foreign exchange rate	(15,000)	93,130
Effect of change in tax rate	0	(12,620)
Change in valuation allowance	88,391	(19,240)
Provision for income taxes	$ 0	$ 0